UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2005

ABLEST INC.

(Exact name of registrant as specified in its charter)

Delaware	1-10893	65-0978462
(State or other jurisdiction	(Commission File Number)	(I.R.S. Identification No.)
of incorporation)

1901 Ulmerton Road, Suite 300, Clearwater, Florida		33762
(Address of principal executive offices)		(Zip Code)

(727) 299-1200
(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

     On February 17, 2005, the Company entered into an indemnification agreement with each of each of Charles H. Heist, Ronald K. Leirvik, W. David Foster, Donna R. Moore, Richard W. Roberson and Charles E. Scharlau, as members of the board of directors of the Company, and Kurt R. Moore, as a member of the board of directors of the Company and as an executive officer (the “Indemnification Agreements”). In general, the Indemnification Agreements provide the directors and executive officers listed above with contractual rights to indemnification and advancement or reimbursement of expenses to the fullest extent permitted by Delaware law in connection with any and all expenses, judgments, fines, ERISA excise taxes, penalties, and amounts paid in settlement incurred by the directors or executive officers as a result of their service to, and actions on behalf of, the Company. The Company’s Certificate of Incorporation currently provides that the Company is required to indemnify its officers and directors to the fullest extent allowable under applicable law. The form of Indemnification Agreement between the Company and the officers and directors listed above is filed as Exhibits 10.1 to this Form 8-K and incorporated herein by this reference.

Item 2.02. Results of Operations and Financial Condition

     On February 22, 2005, Ablest Inc. issued a press release announcing financial results for the year and quarter ended December 26, 2004. A copy of the press release is furnished as Exhibit 99.1 to this report.

     The information in this Item 2.02 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Item 2.02 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

Exhibit No.	Description
10.1	Form of Indemnification Agreement dated February 17, 2005 with each of Charles H. Heist, Ronald K. Leirvik, W. David Foster, Donna R. Moore, Richard W. Roberson, Charles E. Scharlau, and Kurt R. Moore

99.1	Press Release dated February 22, 2005 issued by Ablest Inc.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ablest Inc.

February 22, 2005	By:	/s/ Vincent J. Lombardo

Vincent J. Lombardo,
Vice President, Chief Financial Officer, Secretary and Treasurer

3

EXHIBIT LIST

The following exhibit is filed herewith.

Exhibit No.	Description
10.1	Form of Indemnification Agreement dated February 17, 2005 with each of Charles H. Heist, Ronald K. Leirvik, W. David Foster, Donna R. Moore, Richard W. Roberson, Charles E. Scharlau, and Kurt R. Moore

99.1	Press Release dated February 22, 2005 issued by Ablest Inc.

4